UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 3, 2024

THE CHILDREN’S PLACE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-23071	31-1241495
(Commission File Number)	(IRS Employer Identification No.)

500 Plaza Drive, Secaucus, New Jersey	07094
(Address of Principal Executive Offices)	(Zip Code)

(201) 558-2400
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12-b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	PLCE	NASDAQ Global Select Market

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 3, 2024, The Children’s Place, Inc. (the “Company”) announced the appointment of Laura Lentini as the Company’s Chief Accounting Officer, effective October 7, 2024.

Ms. Lentini, 60, a certified public accountant, has more than 30 years of accounting and finance experience. Prior to joining the Company, Ms. Lentini was Senior Vice President/Corporate Controller and the principal accounting officer of Capri Holdings Limited (formerly Michael Kors Holdings Limited) (“Capri”), which she joined in April 2004. Prior to joining Capri, Ms. Lentini served as Senior Vice President/Corporate Controller at Kasper ASL, Ltd. (“Kasper”) from February 2001 to April 2004. Prior to joining Kasper, Ms. Lentini served as Corporate Controller at McNaughton Apparel Group, Inc. (“McNaughton”) from February 1994 to February 2001 and also was Acting Chief Financial Officer at McNaughton from July 1996 to March 1997. Ms. Lentini began her career in public accounting and auditing at KPMG Peat Marwick. Ms. Lentini earned her BS in Accounting from Marymount Manhattan College, and is a CPA.

On October 3, 2024, the Company also announced that Sheamus Toal will be leaving his positions as Chief Operating Officer and Chief Financial Officer, effective December 13, 2024. Prior to December 13, 2024, Mr. Toal will continue in his roles to ensure continuity and an orderly transition. The decision to part ways was not the result of any disagreement between Mr. Toal and the Company concerning the Company’s operations, policies or practices. Mr. Toal’s existing compensation arrangements will continue in effect in accordance with their current terms and conditions during his employment with the Company.

In connection with Mr. Toal’s upcoming departure, the Company and Mr. Toal entered into a separation agreement (the “Separation Agreement”) providing for, among other things, (i) a separation payment to Mr. Toal of $2,175,000, and (ii) a release of claims from Mr. Toal. Pursuant to the Separation Agreement, Mr. Toal waived his rights to his outstanding restricted stock units and certain other compensation and benefits under his Change of Control Agreement with the Company, dated as of November 7, 2022.

The foregoing description of the Separation Agreement is qualified in its entirety by the text of the Separation Agreement, a copy of which will be filed as an exhibit to the Company’s quarterly report on Form 10-Q for the fiscal quarter ending November 2, 2024.

Also on October 3, 2024, the Company publicly announced that Jared E. Shure, who was previously Senior Vice President, General Counsel and Corporate Secretary, has been named Chief Administrative Officer, General Counsel and Corporate Secretary, effective September 10, 2024, reporting to Muhammad Umair, President and Interim Chief Executive Officer.

Item 9.01	Financial Statement and Exhibits.

(d)	Exhibits

Exhibit 104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

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Forward-Looking Statements

This Current Report on Form 8-K contains or may contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to statements relating to the Company’s strategic initiatives and results of operations, including adjusted net income (loss) per diluted share. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “project,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements are expressed differently. These forward-looking statements are based upon the Company’s current expectations and assumptions and are subject to various risks and uncertainties that could cause actual results and performance to differ materially. Some of these risks and uncertainties are described in the Company’s filings with the Securities and Exchange Commission, including in the “Risk Factors” section of its annual report on Form 10-K for the fiscal year ended February 3, 2024. Included among the risks and uncertainties that could cause actual results and performance to differ materially are the risk that the Company will be unable to achieve operating results at levels sufficient to fund and/or finance the Company’s current level of operations and repayment of indebtedness, the risk that the Company will be unsuccessful in gauging fashion trends and changing consumer preferences, the risks resulting from the highly competitive nature of the Company’s business and its dependence on consumer spending patterns, which may be affected by changes in economic conditions (including inflation), the risk that changes in the Company’s plans and strategies with respect to pricing, capital allocation, capital structure, investor communications and/or operations may have a negative effect on the Company’s business, the risk that the Company’s strategic initiatives to increase sales and margin, improve operational efficiencies, enhance operating controls, decentralize operational authority and reshape the Company’s culture are delayed or do not result in anticipated improvements, the risk of delays, interruptions, disruptions and higher costs in the Company’s global supply chain, including resulting from disease outbreaks, foreign sources of supply in less developed countries, more politically unstable countries, or countries where vendors fail to comply with industry standards or ethical business practices, including the use of forced, indentured or child labor, the risk that the cost of raw materials or energy prices will increase beyond current expectations or that the Company is unable to offset cost increases through value engineering or price increases, various types of litigation, including class action litigations brought under securities, consumer protection, employment, and privacy and information security laws and regulations, the imposition of regulations affecting the importation of foreign-produced merchandise, including duties and tariffs, risks related to the existence of a controlling shareholder, and the uncertainty of weather patterns. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they were made. The Company undertakes no obligation to release publicly any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 3, 2024

THE CHILDREN’S PLACE, INC.

By:	/s/ Jared Shure
Name:	Jared Shure
Title:	Chief Administrative Officer, General Counsel & Corporate Secretary

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